Provident Financial Holdings, Inc.

Annual Meeting of Shareholders

November 26, 2013

Safe Harbor Statement

This presentation contains statements that the Corporation believes are "forward-looking statements." These statements relate to the Corporation's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Corporation may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Corporation. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, the credit risks of lending activities, including changes in the level and trend of loan delinquencies and charge-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the residential and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Corporation by the Federal Reserve Board or of the Bank by the Office of Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to enter into a formal enforcement action or to increase our allowance for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, including the interpretation of regulatory capital or other rules, including as a result of Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd Frank Act") and the implementing regulations; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; adverse changes in the securities markets; our ability to attract and retain deposits; increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; our ability to manage loan delinquency rates; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; the inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; war or terrorist activities; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and other risks detailed in the Corporation's reports filed with or furnished to the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2013.

Franchise Overview

Northern California:

Pleasanton

Elk Grove, Livermore, Roseville, San Rafael and Stockton.


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 16 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

Blythe
Canyon Crest, Riverside
Corona
Corporate Office, Riverside
Downtown, Riverside
Hemet
La Quinta
La Sierra, Riverside
Moreno Valley - Heacock St.
Moreno Valley - Iris Plaza
Orangecrest, Riverside
Rancho Mirage
Redlands
Sun City
Temecula

Provident Bank Mortgage

Wholesale Offices:

Pleasanton
Rancho Cucamonga

Retail Offices:

City of Industry
Elk Grove
Escondido
Glendora
Hermosa Beach
Livermore
Rancho Cucamonga, Haven Avenue
Rancho Cucamonga, Commerce Center Drive
Riverside, Canyon Crest Drive
Riverside, Indiana Avenue
Riverside, Riverside Avenue
Roseville
Santa Barbara
San Rafael
Stockton
Westlake Village

Fiscal 2013 Highlights

- Record Net Income of $25.8 million (Diluted EPS of $2.38 per share).
- Seventh largest deposit market share in the Riverside – San Bernardino RMA; second largest of community banks.
- The Bank exceeds all regulatory capital requirements and is deemed "well-capitalized".
- Over $3.5 billion of SFR loans originated for sale, the best year in our 57 year history in terms of loan origination volume.
- Opened PBM Retail offices in Santa Barbara, Stockton and Westlake Village, California.
- Significant improvement in asset quality.
- Repurchased 571,087 shares under approved repurchase plans; and announced a stock repurchase plan in March 2013 for up to 5% of outstanding shares.

Subsequent Events

- Declared a quarterly cash dividend of $0.10 per share with a record date of November 21, 2013, payable on December 10, 2013.
- The Bank's Board of Directors declared a $10.0 million cash dividend from the Bank to the Corporation, which was paid on August 1, 2013; and another $10.0 million, payable on December 1, 2013.
- Earnings for the quarter-ended September 30, 2013 were $1.5 million, down 83% from the same quarter last year; and down 71% from the quarter ended June 30, 2013 (sequential quarter).

Financial Highlights – Balance Sheet

Total Assets



$2,000
$1,500
$1,000
$500
$0

	06/30/2009	06/30/2010	06/30/2011	06/30/2012	06/30/2013
Total Assets	$1,579	$1,399	$1,314	$1,261	$1,211

Loans Held for Investment



$1,500
$1,000
$500
$0

	06/30/2009	06/30/2010	06/30/2011	06/30/2012	06/30/2013
Loans Held for Investment, Net	$1,166	$1,006	$882	$797	$748

Deposits



$1,500
$1,000
$500
$0

	06/30/2009	06/30/2010	06/30/2011	06/30/2012	06/30/2013
Deposits	$989	$933	$946	$961	$923

Financial Highlights – Earnings

Net Income (Loss)

(In Thousands)



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000

	FY2009	FY2010	FY2011	FY2012	FY2013
Net Income (Loss)	-$7,439	$1,115	$13,220	$10,810	$25,797

Diluted Earnings Per Share



$3.00
$2.00
$1.00
$0.00
-$1.00
-$2.00

	FY2009	FY2010	FY2011	FY2012	FY2013
Diluted EPS	-$1.20	$0.13	$1.16	$0.96	$2.38

Return of Stockholders' Equity



20.00%
15.00%
10.00%
5.00%
0.00%
-5.00%
-10.00%

	FY2009	FY2010	FY2011	FY2012	FY2013
ROE	-6.20%	0.94%	9.80%	7.58%	16.80%

Change to Corporation Bylaws

- The Board of Directors has been monitoring the recent trend of special compensation arrangements paid to directors nominated by activist shareholders.
- The trend is disconcerting to the Board for a number of reasons, primarily due to the potential for creating a board composed of directors with distinctly different motivations. For instance:
  - Special compensation arrangements may create incentives to take the Corporation in a specified direction for the financial benefit of a limited group of shareholders, posing the risk of sacrificing long-term value for all shareholders for the short-term gain of a limited group of shareholders.
  - Special compensation arrangements usurp the board's duty and authority to establish director compensation.
  - Special compensation arrangements create an environment where directors may be enticed from fulfilling their fiduciary duty to the Corporation because of the strong individual incentives created by the arrangements.
- Accordingly, the Board of Directors voted to amend the Bylaw provision governing director qualification by limiting special compensation arrangements.
- The amended Bylaw provision was specifically drafted to continue to allow indemnification agreements, reimbursement for out-of-pocket expenses in connection with candidacy as a director and pre-existing employment agreements between a candidate and his or her employer.

End

PROVIDENT

Provident Financial Holdings, Inc.

PROV
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www.myprovident.com